UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 19, 2017

HMS Income Fund, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction	814-00939 (Commission	45-3999996 (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas (Address of principal executive offices)		77056-6118 (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

     Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

EverBank Credit Facility

On March 6, 2017, HMS Income Fund, Inc. (the “Company”), together with HMS Equity Holding, LLC, a Delaware limited liability company, and HMS Equity Holding II, Inc., a Delaware corporation, each a wholly-owned subsidiary of the Company, entered into an amended and restated credit agreement (the “EverBank Credit Facility”) with EverBank Commercial Finance, Inc. and certain other financial institutions as lenders. On October 19, 2017, the Company entered into an amendment (the “Amendment”) to the EverBank Credit Facility, which increases the revolver commitments by the amount of $25 million (from $95 million to $120 million).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, filed as Exhibit 10.1 to this report, and incorporated herein by reference.

Third Quarter 2017 Conditional Income Incentive Fee Waiver Agreement

On October 19, 2017, the Company, HMS Adviser LP and MSC Adviser I, LLC (together, the “Advisers”) entered into a conditional income incentive fee waiver agreement (the “Third Quarter 2017 Conditional Income Fee Waiver Agreement”), pursuant to which, for a period from July 1, 2017 through September 30, 2017, the Advisers would waive the “subordinated incentive fee on income,” as such term is defined in the Investment Advisory and Administrative Services Agreement dated May 31, 2012, upon the occurrence of any event that, in the Advisers’ sole discretion, causes such waiver to be deemed necessary. The Third Quarter 2017 Conditional Income Fee Waiver Agreement may require the Company to repay the Advisers for previously waived reimbursement of payments by HMS Adviser LP of the Company's operating expenses (“Expense Support Payments”) or waived base management fees or incentive fees under certain circumstances. The previously waived fees are potentially subject to repayment by the Company, if at all, within a period not to exceed three years from the date of each respective fee waiver. Thus, in any quarter where a surplus exists, that surplus will be available, subject to approval of the board of directors, to reimburse waived fees and Expense Support Payments as follows:

1. First, to reimburse Expense Support Payments, beginning with the earliest year eligible for reimbursement; and
2. Second, to reimburse all waived fees, beginning with the earliest year eligible for reimbursement.

The foregoing description of the Third Quarter 2017 Conditional Income Fee Waiver Agreement does not purport to be complete and is qualified in its entirety by reference to the Third Quarter 2017 Conditional Income Fee Waiver Agreement, filed as Exhibit 10.2 to this report, and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information with respect to the EverBank Credit Facility set forth in Item 1.01 is incorporated herein by reference to this Item 2.03.

Item 3.03	Material Modification of Rights of Security Holders.

Amendment to distribution reinvestment plan

On October 19, 2017, the board of directors (the “Board”) of the Company approved an amendment and restatement of the Company’s distribution reinvestment plan (the “DRP” and, as amended and restated, the “Amended DRP”). The Amended DRP will be effective as of, and will first apply to the reinvestment of cash distributions paid on or after, November 1, 2017. Under the DRP, in the event that a continuous offering of the Company's common stock is suspended or terminated, cash distributions paid to participating stockholders are reinvested in additional shares of common stock of the Company (“Shares”) at a price equal to the net asset value ("NAV") per Share .

Under the Amended DRP, for so long as the Company's continuous offering of the common stock is suspended to new investors or otherwise is terminated, cash distributions paid to participating stockholders will be reinvested in additional Shares at a purchase price determined by the Board, or a committee thereof, in its sole discretion, that is (i) not less than the NAV per Share determined in good faith by the Board or a committee thereof, in its sole discretion, within forty-eight hours prior to the payment of the distribution (the “NAV Per Share”) and (ii) not more than 2.5% greater than the NAV Per Share as of such date.

The foregoing description of the Amended DRP does not purport to be complete and is qualified in its entirety by reference to the Amended DRP, filed as Exhibit 4.1 to this report, and incorporated herein by reference.

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the timing of payment of distributions are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks described in the "Risk Factors" section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and quarterly reports filed on Form 10-Q, filed with the Securities and Exchange Commission. All forward-looking statements contained in this Current Report on Form 8-K are made only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT NUMBER	DESCRIPTION
4.1	Amended and Restated Distribution Reinvestment Plan, effective as of November 1, 2017.
10.1
First Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of October 19, 2017, by and among the Registrant, HMS Equity Holding, LLC, HMS Equity Holding II, Inc., the financial institutions party thereto and EverBank Commercial Finance, Inc.

10.2	Third Quarter 2017 Conditional Income Incentive Fee Waiver Agreement, dated as of October 19, 2017, by and among the Registrant, HMS Adviser LP and MSC Adviser I, LLC (Filed herewith).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMS Income Fund, Inc.

October 19, 2017	By:	/s/ David M. Covington
Name: David M. Covington
Title: Chief Accounting Officer and Treasurer